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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2002

SLM CORPORATION
(formerly known as USA Education, Inc.)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	52-2013874 (I.R.S. Employer Identification No.)
11600 Sallie Mae Drive, Reston, Virginia (Address of principal executive offices)	20193 (Zip Code)

Registrant's telephone number, including area code: (703) 810-3000

Item 5.    REGULATION FD DISCLOSURE

        On August 21, 2002, SLM Corporation issued a press release stating that, in response to inquiries it has received, it has no interest in pursuing a transaction with Golden State Bancorp. The press release is attached as Exhibit 99.1 to this Report.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

  (a)
  Not applicable.

  (b)
  Not applicable.

  (c)
  Exhibits: The following exhibit is furnished as part of this Current Report on Form 8-K:

          Exhibit 99.1    Press Release, dated August 20, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION
	By:	/s/ JOHN F. REMONDI
	Name:	John F. Remondi
Dated: August 21, 2002	Title:	Executive Vice President & Chief Financial Officer

INDEX TO EXHIBIT

Exhibit Number	Exhibit	Sequentially Numbered Page
99.1	Press Release dated August 21, 2002	4

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  Item 5. REGULATION FD DISCLOSURE
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
INDEX TO EXHIBIT